UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 19) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 Spirit Airlines, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11 ☐ Fee paid previously with preliminary materials.

The following is a transcript of a CNBC interview held on June 28, 2022 with Spirit Airlines, Inc.’s President and Chief Executive Officer, Ted Christie, and Jim Cramer regarding the Frontier merger. TED CHRISTIE “MAD MONEY” INTERVIEW TRANSCRIPT 6.28.22 Jim Cramer: For the past few months, JetBlue and Frontier Group have been caught in a dramatic bidding war for Spirit Airlines, an ultra-low cost carrier, and man, that war is coming to a head this week. It started in February, when Frontier and Spirit announced they plan to merge. But every time they came to terms, JetBlue steps in with a higher unsolicited bid, forcing Frontier to raise its offer repeatedly. JetBlue did it again just yesterday - it’s hard to keep up with this one. As usual, Spirit shot them down and said they’re sticking with Frontier. Of course, the great irony of this bidding war is that I don’t know if the Biden Justice Department is going to allow either airline to acquire Spirit, although it’s certainly a lot more likely they’ll permit a Spirit-Frontier merger than a Spirit-JetBlue one – we’re going to go into that. The Biden administration is staffed by former Obama people, and one of the biggest antitrust regrets is that they permitted too many airlines merging in the wake of the financial crisis. I am interested to learn more about this story, and am happy to have Ted Christie from Spirit Airlines here tonight, just a couple of days before the special shareholder meeting. we are honored to have you. In your words, tell us why someone who has Spirit [shares] should vote for an admittedly dollar lower bid than JetBlue? Ted Christie: Well, first of all it's an equity transaction with Frontier, which makes the appearance a little bit different than what JetBlue is proposing. We’re very excited about a Frontier transaction because it allows our shareholders to participate in the industry recovery, the post-pandemic lows where we sit today, plus a considerable amount of synergy between the two businesses, and they’ve also included enough protection on the backend if something does happen, so it really does cover all the aspects. On a pro-forma basis, we think this could deliver north of $50 in value to our shareholders, which is well above where we are today, well above where JetBlue was thinking about us. And our Board focused on that, and wanted to make sure they were delivering the upside to our shareholders.

Jim Cramer: How much of your decision is because it would seem to be almost impossible for JetBlue deal to get past this Justice Department? Ted Christie: Well, when we heard from JetBlue three months ago, that was the first thing that came out of our mouths was, look, this is going to be a very, very high regulatory hurdle. First of all, their strategy would be to remove seats from our airplanes, which is a capacity constraint, that's kind of a no-no. And they justify the synergies in the transaction by raising fares in overlapping markets, which is another no-no. So those two things combined, make it a very difficult transaction to get done. But then you layer on top of that the fact that they're currently in litigation with the Department of Justice over the Northeast Alliance with American, and we viewed that as being almost a nonstarter. So we asked them upfront, look, we're going to need you to explain to us how you're going to get this thing done in order for us to justify the risk to our shareholders. And basically, they just kept throwing up walls and roadblocks every time we wanted to talk to them about it, and refused to do anything to our satisfaction that we get the deal done. So we already had a bird in hand. We had a very accretive Frontier transaction in front of us that we know delivers a lot of value, has a very positive regulatory story attached to it, and one that's going to be great for our team members as well. So our Board did a careful review. We had a completely open process. We made sure we had a level playing field, we listened to all the proposals, and we've landed on viewing the Frontier proposals superior for all those reasons. Jim Cramer: Okay, so now I want to quote a press release from [JetBlue’s] latest bid last night. JetBlue says “the entrenched Spirit Board is now claiming they have served their shareholders by approving an amended Frontier transaction. Yet in fact, they have never negotiated with us and have now favored a transaction that better serves Frontier’s controlling shareholders then Spirit shareholders.” Is it true that you've never negotiated with JetBlue? Ted Christie: No, all this name calling stuff is just silly. This is a big public company with a with a very sophisticated board, and I know JetBlue has the same, and so does Frontier. We're obviously in this for the best value that we can get for our shareholders. But making sure we can get a transaction to get done. Throwing around name calling and doing all that stuff, it's just sand in the gears. Jim Cramer: But you did negotiate?

Ted Christie: Absolutely. We listened to all of their proposals. We spent a lot of time with JetBlue talking about the regulatory narrative: What are the things that they were willing to do to convince us that they could actually get the deal approved? And despite the numerous requests for information on the Northeast Alliance, helping us understand how they might sell the transaction as a high-cost airline buying a low-cost airline, we didn't get anything out of that that would convince us that it would get done at the end of the day. Jim Cramer: Now did anyone read the Assistant Attorney General Jonathan Kanter speech to the antitrust division, remarks in the State Bar Association on the 24th of January? Ted Christie: I know we did… Jim Cramer: It basically says that, it just says that they simply will not be able to buy Spirit. That's what that's about. He says you can't do, I mean, you can't remediate. I don't understand. I mean, look, I am telling you. I know, look, I was good at antitrust long time ago. But when I read this speech, it's very clear that you win. Look, they may decide that they don’t want any mergers. We know Mr. Kanter may do that. But this speech, which is his opening speech, just says what JetBlue wants to do, he will kill. Which means to me that both the lawyers and the advisors are simply oblivious to what this man wants, of which I am not because I'm a Paul Weiss client. Ted Christie: Well, I have to agree. You know, it seems a bit naive to march into it saying we've got, you know, a similar regulatory backdrop between the two transactions. And, you know, I think it's quite telling actually that upfront, JetBlue and their counsel were telling us right away that they intended to get sued by the DOJ. I think right there, you know, for a fact that they already know this is a deal that’s going to be very, very difficult to get done. Jim Cramer: I mean, this is an illusory deal. To me, when I read this, it’s three years of litigation and then JetBlue loses, and them I’m trying to figure out what your airlines worth in three years of litigation. Now look, I'm not a lawyer. I have counsel. I didn't speak to him about this, but I just know enough, I wasn’t born yesterday, that their deal doesn't go through and people who have your stock get crushed. That's what has to happen. That's the way it works.

Ted Christie: Well, you’re making all of my points… Jim Cramer: You bet I am, that’s why I wanted you on, because I see what’s happening here, and I didn’t go to college to get stupid. Ted Christie: Well, I appreciate your enthusiasm and your passion and we share it. We're worried about the Spirit shareholder and the risks that they would be put through over a protracted regulatory process with an eventual lawsuit. And the prize at the end is the reverse termination fee, which by the way, now with the ticking fee and all that, is largely sent directly to the shareholders. And guess what, we get the obligation to pay taxes on the loan forgiveness, so it's actually worse. I am concerned on behalf of the business, on behalf of our shareholders, and our Board was focused on that and they spent a lot of time making sure that we have the right deal with Frontier. Jim Cramer: All right. Well, we do know that it's always possible that Mr. Kanter says listen, we're done approving deals and that's true, but I think that the idea that he’s given a speech very clearly saying that he will not authorize any deal like JetBlue wants, and then to go ahead with it to me is either naive or greedy. But I don't like either. Ted Christie President, CEO of Spirit Airlines. Thank you for coming on the eve of a very important vote to tell your shareholders the truth. Great to talk to you, sir. Ted Christie: Great to talk to you, sir. End Transcript Additional Information About the JetBlue Tender Offer Spirit has filed a solicitation/recommendation statement with respect to the tender offer with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC by Spirit on Spirit's Investor Relations website at https://ir.spirit.com. No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Important Additional Information Will be Filed with the SEC Frontier has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 in connection with the proposed transaction, including a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. The Form S-4 was declared effective on May 11, 2022 and the prospectus/proxy statement was first mailed to Spirit stockholders on May 11, 2022. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier's Investor Relations website at https://ir.flyfrontier.com and on Spirit's Investor Relations website at https://ir.spirit.com. Participants in the Solicitation Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier's directors and executive officers is contained in Frontier's definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit's directors and executive officers is contained in Spirit's definitive proxy statement, which was filed with the SEC on March 30, 2022. Cautionary Statement Regarding Forward-Looking Information Certain statements in this communication, including statements concerning Frontier, Spirit, JetBlue, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of

1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward- looking statements are based on Frontier's, Spirit's and JetBlue’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier's, Spirit's and JetBlue’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as "expects," "will," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law. Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company's services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements' attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier's cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier's operations including capital expenditures over the next 12 months; Frontier's expectation that based on the information presently known to management, the potential liability related to Frontier's current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; the outcome of any discussions between JetBlue and Spirit with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein; the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, the companies' expectation as to the likelihood of receipt of antitrust approvals; JetBlue's ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit's operations with those of JetBlue, and the possibility that such integration may be more difficult, time- consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction; and other risks and uncertainties set forth from time to time under the sections captioned "Risk Factors" in Frontier's, Spirit's and JetBlue’s reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.